UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 29, 2014

SLM Technologies, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54993	46-3015972
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2802 N Howard Ave. Tampa FL 33607

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 492-7508

 (ISSUER TELEPHONE NUMBER)

ALPINE 1 Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 29, 2014, the Board of Director and sole stockholder of ALPINE 1 Inc (the “Registrant”) approved an amendment to the Registrant’s Certificate of Incorporation to change the name of the Registrant from ALPINE 1 Inc. to SLM Technologies, Inc. On that date, the officer of the Registrant filed a Certificate of Amendment (the “Amendment”) with the State of Delaware.

The foregoing description of the Amendment to the Certificate of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
3.3	Certificate of Amendment to Certificate of Incorporation, dated May 29, 2014.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM Technologies, Inc.

By:  /s/ Paul F. Mazzapica Sr.

Name:  Paul F. Mazzapica Sr

Title: President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors

Dated: June 10, 2014

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